SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated May 1, 2009
to Prospectus Dated May 1, 2009

The following information supplements and amends the information in the Prospectus regarding Series Z (Alpha Opportunity Series) (the "Series"):

In light of the current market environment, effective as of the close of business on October 3, 2008, and until further notice, the Series is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Series). Of course, a shareholder may sell (or "redeem") shares at any time (please see "Selling Shares" for more information). Because of the current market environment, the Series is currently unable to pursue its investment strategy of short sales of securities of non-U.S. issuers, which affects its ability to meet its investment objective. The Series is uncertain when it will resume its full investment program.

Please Retain This Supplement for Future Reference